Sonic Automotive, Inc. 1 Q1 2012 Earnings Review April 23, 2012 Exhibit 99.2

Sonic Automotive, Inc. 2
Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  These statements can generally be identified by lead-in words such as
“believe”, “expect”, “anticipate”, “intend”, “plan”, “foresee”, “may” ,”will” and other similar words.
Statements that describe our Company’s objectives, plans or goals are also forward-looking statements.  Examples of such forward-looking information we may be discussing in this presentation include, without limitation, further implementation of our operational strategies and playbooks, future debt retirement, capital expenditures, operating margins and revenues, inventory levels and new vehicle industry sales volume.
You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors.  These risks and uncertainties include, among other things, (a) economic conditions in the markets in which we operate, (b) the success of our operational strategies, (c) our relationships with the automobile manufacturers and (d) new and pre-owned vehicle sales volume. These risks and uncertainties, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K for the year ending
December 31, 2011.
These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements.

Sonic Automotive, Inc. 3 Sonic Automotive Q1 2012 o Quarter in Review o Financial Results o Operations Recap o Summary and Outlook

Sonic Automotive, Inc. 4
Overall Results
Record Revenue Growth – up 9.3%
New retail vehicle revenue up 12.1% - volume up 11.2% -
exceeds industry retail volume growth
Pre-owned revenue up 9.0%
F&I revenue up 20.7%
Fixed Operations revenue up 5.1%
SG&A to gross declined to 79.4%
Income from continuing operations of $19.5 million up 24.1%
Q1 2012 diluted EPS from continuing operations was $0.33 per share vs. $0.27 in prior year period

Sonic Automotive, Inc.
Q1 2012 Results
5
B/(W) than Q1
2011
(amounts in millions, except per share data)
Q1 2012 $ %
Revenue $ 1,988 $ 170 9%
Gross Profit $ 312 $ 25 9%
Operating Profit $ 53 $ 5 10%
Continuing Ops:
Profit (after tax) $ 19 $ 4 24%
Diluted EPS $ 0.33 $ 0.27 22%

Sonic Automotive, Inc. SG&A to Gross 30 bps Improvement Q1 2011 Q1 2012 79.7% 79.4%

Sonic Automotive, Inc.
Capital Spending
7
(amounts in millions)
YTD Q1
2012
Estimated
2012
Real Estate Acquisitions $ 0.0 $ 14.5
All Other Cap Ex 12.0 118.9
Subtotal $ 12.0 $ 133.4
Less: Mortgage Funding (10.7) (33.5)
Total Cash Used – Cap Ex $ 1.3 $ 99.9

8
Debt Covenants
Compliant with all Covenants
Covenant
Actual Q1
2012
Liquidity Ratio
>= 1.05 1.16
Fixed Charge Coverage Ratio
>= 1.20 1.64
Total Lease Adjusted Leverage
Ratio
<= 5.50
3.95
Sonic Automotive, Inc.

Sonic Automotive, Inc.
New Vehicles
Includes
Fleet
(1)
(1) Source: JD Power
11.2%
10.4%
12.4%
Sonic - Retail
Industry - Retail
SAAR
Q1 2012 Q1 2011 B/(W)
Retail Revenue $1.0 billion
12.1% $909 million
Retail Volume
Selling Price
Gross Margin %
GPU
Retail Gross Profit
29,685 26,703
11.2%
$ 34,311 $ 34,036
$276
6.2% 6.3%
(10 bps)
$ 2,131
$ 2,155 ($ 24)
$ 63 million
$ 58 million
9.9%
9

Sonic Automotive, Inc.
Pre-Owned Retail Vehicles
Q1 2012 Q1 2011 B/(W)
Retail Volume 26,547 24,895 6.6%
Pre-Owned Related Gross* $ 84 million $ 76 million $ 8 million
Pre-Owned to New Ratio .89 to 1 .93 to 1
10
* - Includes: pre-owned vehicle + reconditioning + F&I gross
Continue to make
progress toward
our goal of 100
per store per
month
Used Retail Sales Per Store
75
77
74
80
82
90
Jan Feb Mar
2011
2012

Sonic Automotive, Inc. 11
B/(W) than Q1
2011
(amounts in millions)
Q1 2012 $ %
Revenue $ 302 $ 15 5.1%
Gross Profit $ 147 $ 6
FY YOY Gross Profit Change Breakdown:
Fixed Operations
3.9%
• Customer Pay Up 8.1%
• Whsl. Parts Up 7.3%
• Internal & Sublet Up 10.2%
• Warranty Down 14.2%

Sonic Automotive, Inc. 12
Summary and Outlook
Continue to grow organically and improve our base
business
Automotive retail industry steadily increased in Q1
Expect new vehicle inventories to normalize in Q2
Investment in technology and training will continue
Confirm 2012 continuing operations diluted earnings per
share guidance of $1.55 - $1.65.

13 Sonic Automotive, Inc.